NOTES PAYABLE AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2010
NOTES PAYABLE AND LONG-TERM DEBT [Abstract]
NOTES PAYABLE AND LONG-TERM DEBT
7.	NOTES PAYABLE AND LONG-TERM DEBT

           At December 31, 2010 and 2009, notes payable and long-term debt consisted of the following (in millions):

	2010	2009

Revolving Credit loans, (0.64% for 2010 and 0.68% for 2009)	$108	$34
Title XI Bonds:
5.27%, payable through 2029	42	44
5.34%, payable through 2028	40	42
Term Loans:
6.90%, payable through 2020	100	100
4.79%, payable through 2020	66	73
5.55%, payable through 2017	50	50
5.53%, payable through 2016	50	50
5.56%, payable through 2016	25	25
4.10%, payable through 2012	12	25
6.20%, payable through 2013	11	11
6.38%, payable through 2017	8	8
5.50%, payable through 2014	6	--
5.88%, payable through 2014	3	3
0.00%, payable through 2012	1	--
7.42%, payable through 2010	--	3
4.31%, payable through 2010	--	3
Total debt	522	471
Less current portion	(136)	(65)
Long-term debt	$386	$406

Long-term Debt Maturities: At December 31, 2010, debt maturities during the next five years and thereafter are $136 million in 2011, $40 million in 2012, $45 million in 2013, $54 million in 2014, $45 million in 2015 and $202 million thereafter.

Revolving Credit Facilities:  The Company has two revolving senior credit facilities with six commercial banks that provide for an aggregate commitment of $325 million, which consist of a $225 million facility and a $100 million facility for A&B and Matson, respectively. The A&B facility expires in December 2011 and the Matson facility expires in December 2012. Amounts drawn under the facilities bear interest at London Interbank Offered Rate (“LIBOR”) plus a spread ranging from 0.225 percent to 0.475 percent based on the Company's S&P rating. The agreement contains certain restrictive covenants, the most significant of which requires the maintenance of minimum shareholders' equity levels, minimum unencumbered property investment values, and a maximum ratio of debt to earnings before interest, depreciation, amortization and taxes. At December 31, 2010, $108 million was outstanding, $19 million in letters of credit had been issued against the facility, and $198 million remained available for borrowing.

On December 20, 2010, Matson and its lenders entered into an amendment to Matson's $100 million revolver facility that extends the maturity date of the facility to December 28, 2012. Through December 28, 2011, all terms and conditions of the Matson Agreement remain unchanged. After December 28, 2011, interest rates on amounts drawn range from 1.25 percent to 2.00 percent plus LIBOR based on Matson's current credit rating.

Matson has a $105 million secured reducing revolving credit agreement with DnB NOR Bank ASA and ING Bank N.V. that expires in June 2015. The maximum amount that can be outstanding on the facility declines in eight annual commitment reductions of $10.5 million each, commencing in June 2007. The incremental borrowing rate for the facility is 0.270 percent over LIBOR. The agreement contains certain restrictive covenants, the most significant of which requires the maintenance of minimum net worth levels, minimum working capital levels, and maximum ratio of long-term debt to net worth. At December 31, 2010, no amount was outstanding and approximately $63 million remained available for borrowing.

The Company has a replenishing $400 million three-year unsecured note purchase and private shelf agreement with Prudential Investment Management, Inc. and its affiliates (collectively, “Prudential”) under which the Company may issue notes in an aggregate amount up to $400 million, less the sum of all principal amounts then outstanding on any notes issued by the Company or any of its subsidiaries to Prudential and the amount of any notes that are committed under the note purchase agreement. The Prudential agreement contains certain restrictive covenants that are substantially the same as the covenants contained in the aggregate $325 million revolving senior credit facilities. The ability to draw additional amounts under the Prudential facility expires on April 19, 2012 and borrowings under the shelf facility bear interest at rates that are determined at the time of the borrowing. At December 31, 2010, approximately $97 million was available under the facility.

The unused borrowing capacity under all revolving credit and term facilities as of December 31, 2010 totaled $358 million.

Title XI Bonds:  In August 2004, Matson partially financed the delivery of the MV Maunawili with $55 million of 5.27 percent fixed-rate, 25-year term, U.S. government Guaranteed Ship Financing Bonds, more commonly known as Title XI bonds. These bonds, which are secured by the MV Maunawili, are payable in $1.1 million semiannual payments.

In September 2003, Matson partially financed the delivery of the MV Manukai with $55 million of 5.34 percent fixed-rate, 25-year term, Title XI bonds. These bonds, which are secured by the MV Manukai, are payable in $1.1 million semiannual payments.

Vessel Secured Term Debt:  Matson has an Amended and Restated Note Agreement with The Prudential Insurance Company of America and Pruco Life Insurance for $120 million. Included in the agreement are Series A and Series B notes. Series A represents a $15 million note and Series B represents 15-year term notes totaling $105 million. Both series are secured by the MV Manulani. The Series A note was paid off in 2010. The Series B notes carry interest at 4.79 percent with $66 million currently outstanding.

Real EstateSecured Term Debt:  In October 2010, the Company assumed approximately $6 million of secured debt in connection with the purchase of Little Cottonwood Center, a retail center in Sandy, Utah. At December 31, 2010, the note had an outstanding amount of $6 million, carries interest at 5.5 percent and matures in November 2014.

In December 2008, A&B Properties, Inc. assumed approximately $13 million of secured debt, with a fair value of $11 million at the time of acquisition, under two notes in connection with the purchase of the Midstate 99 Distribution Center in Visalia, California. At December 31, 2010, the notes had outstanding amounts of $8 million and $3 million, mature in August 2017 and April 2014, and carry interest at 6.38 percent and 5.88 percent, respectively.

In June 2005, A&B Properties, Inc. assumed $11.4 million of secured debt in connection with the purchase of an office building in Phoenix, Arizona. This term loan, with an outstanding amount of $11 million at December 31, 2010, carries interest at 6.2 percent and matures in October 2013.